Exhibit 10.72
*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
SECOND AMENDMENT TO
TRANSITION AGREEMENT DATED JANUARY 28, 2005
     This SECOND AMENDMENT to the Agreement (hereinafter defined) (this “Second Amendment”), effective September 8, 2006 (“Effective Date”), is made and entered into by and between MEDICIS PHARMACEUTICAL CORPORATION, a Delaware corporation maintaining its offices at 8125 North Hayden Road, Scottsdale, Arizona 85258-2463 (“MEDICIS”), and aaiPharma Inc., a Delaware corporation and the parent company of AAIPharma Inc. (formerly known as AAI International, Inc.), having offices at 2320 Scientific Park Drive, Wilmington, NC 28405 (“AAIPharma”).
RECITALS:
     A. MEDICIS and AAIPharma are parties to that certain Transition Agreement, dated as of January 28, 2005, as amended pursuant that certain First Amendment, dated August 11, 2006, (collectively, the “Agreement”); and
     B. MEDICIS and AAIPharma desire to amend the Agreement as hereinafter provided.
     NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     All capitalized terms not otherwise defined herein shall have the meaning as set forth in the Agreement. The parties acknowledge and agree that this Second Amendment amends, and supersedes in part, the Agreement in accordance with the terms set forth herein.
A.	Agreement of Quality/Technical Responsibility of Exhibit III. The Agreement of Quality/Technical Responsibility of Exhibit III is hereby deleted in its entirety and replaced with the revised Agreement of Quality/Technical Responsibility attached hereto.

B.	Binding Effect. Except as modified in this Second Amendment, the Agreement, as previously amended, shall remain unchanged and in full force and effect. The parties represent and warrant that, as of the Effective Date, no other agreements, written or oral, exist between the parties with respect to the subject matter covered herein except for the Agreement and this Second Amendment. The parties acknowledge and agree that in the event of any conflict between the terms amended pursuant to this Second Amendment and the other terms of the Agreement, the terms of this Second Amendment shall govern.

C.	Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.

D.	Authority. Each party represents and warrants to the other party that this Second Amendment is being executed by the authorized representatives of each party.
     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their duly authorized representatives as of the Effective Date.

MEDICIS PHARMACEUTICAL CORPORATION	AAIPHARMA INC.

By:	By:

Name:	Name:

Title:	Title:

AGREEMENT OF QUALITY / TECHNICAL RESPONSIBILITY
This document constitutes the Quality/Technical Agreement (“QT Agreement”) of responsibilities for contract pharmaceutical manufacture and/or packaging is between AAIPharma Inc., on behalf of itself and its subsidiaries (“AAI”) and Medicis Pharmaceutical Corporation (“Medicis”). This QT Agreement is incorporated within, and intended to supplement, the Manufacturing Terms attached as Exhibit III to that certain Transition Agreement (the “Manufacturing Terms”) between the parties dated January 28, 2005 with respect to the Product manufactured thereunder.
This QT Agreement defines the individual responsibilities of Medicis and AAI, and in particular defines who is responsible for the cGMP aspects of manufacturing and specifies the way in which Product Batches will be released for sale, ensuring that the Product complies with the Regulatory Approval and the Product Specifications.
The QT Agreement takes the form of a detailed checklist of all the activities associated with pharmaceutical production, analysis, release, and distribution. Responsibility for each activity is assigned either to AAI or Medicis, or is designated as not applicable (“N/A”) in the appropriate tick box. In the event of a conflict between terms of this QT Agreement and the Manufacturing Terms, the terms of the Manufacturing Terms shall govern.
KEY CONTACTS:
All quality issues (except medical or non-medical Product complaints, or regulatory affairs) will be directed through the Key Quality Assurance contact, as listed below, for each party.
If any key contacts change for a party, such party will notify the other party in writing and designate a new contact person. Other contacts within each party may be identified as needed to facilitate communication of technical issues.
KEY CONTACTS:

Area of
Responsibility	AAI	Medicis
Quality Assurance	***	***

Regulatory Affairs	***	***

Technical Services	***	***

Medical Affairs	***	***

Non-medical Product Complaints	***	***

*	Key Quality Assurance contact

NOTE: All documents for review and approval are to be sent to quality@medicis.com
DEFINITIONS
Capitalized terms used, but not defined herein, shall have the meaning given to them in the Manufacturing Terms.
TERMS
1.	The term of this QT Agreement will begin on the Effective Date (see 3. below) and will expire on the date of expiration or earlier termination of the Manufacturing Terms.

2.	The parties will review this QT Agreement at least annually to verify that the technical responsibilities allocated in this QT Agreement are current and valid.

3.	The “Effective Date” of this QT Agreement will be the signature date of the last party to sign this QT Agreement. The QT Agreement shall be fully implemented within *** of the Effective Date.
CHANGE CONTROL PROCESS
Either party may propose updates, amendments, modifications, or supplements (collectively, the “Amendments”) to this QT Agreement. No Amendment will be valid or effective unless made in writing and signed by duly authorized officers of both parties.

3

NO.	RESPONSIBILITIES	N/A	Medicis	AAI
1	COMPLIANCE REQUIREMENTS

1.1	Perform and maintain all audit documentation regarding supplier(s) of Active Ingredient for the Products.	***	***	***

1.2	Perform and maintain all qualification documentation regarding suppliers of Components for the Products.	***	***	***

1.3	Manufacture, test and package Product in strict adherence to the approved drug application, cGMPs, and Specifications.	***	***	***

1.4	*** shall not subcontract any of the work to a third party without prior written agreement of ***, which prior agreement shall not be unreasonably withheld or delayed. *** shall be responsible for auditing subcontractors to ensure cGMP compliance.	***	***	***

1.5	Provide *** with copies of all information supporting annual Product reports for Products supplied to Medicis.	***	***	***

1.6	Provide *** with copies/correspondence regarding the approved drug applications for the Products.	***	***	***

1.7	Notify *** and have written authorization from *** prior to implementing any proposed changes to the facilities, manufacturing process, materials, Specifications, and/or testing that impact the approved registration, or that require revalidation. Identify for ***, in writing prior to delivery, the first manufactured Batch incorporating any approved changes.	***	***	***

1.8	Provide notification to the other party of any organizational and/or personnel changes to Quality Assurance, Technical Services, or Regulatory Affairs Contacts.	***	***	***

1.9	*** will make every reasonable effort to provide copies of any Form 483s, Warning Letters, Field Alerts or similar correspondence from Governmental Authorities within one (1) business day of receipt and subsequent response(s) relating to the Products or processes used to produce, test, or package the Products promptly thereafter. *** approval is required for responses related to the Products.	***	***	***

1.10	Notify *** within one (1) business day of any circumstances likely to result in a recall, Product withdrawal or field correction, including any confirmed Product failure.	***	***	***

1.11	Perform and maintain as current all appropriate validation, including but not limited to: process, analytical method, cleaning, computer, and packaging.	***	***	***

1.12	Dispose of all production residue, manufacturing rejects, tailings, other chemicals, containers and packaging materials associated with Products manufactured for Medicis in compliance with all applicable laws and regulations.	***	***	***

1.13	*** will notify *** within two (2) business days, then proceed to promptly investigate and resolve to the reasonable satisfaction of *** all “Out-of-	***	***	***

NO.	RESPONSIBILITIES	N/A	Medicis	AAI
Specification” results. *** to review and approve any retesting scenarios in OOS investigations.

1.14	Notify *** of any requests for information, notices of violations or other communication from a Governmental Agency related to the Medicis Products or processes promptly within no more than two (2) business days after *** receipt thereof.	***	***	***

1.15	Notify *** of any incident affecting compliance to environmental, occupational health and safety laws related to handling Medicis Products or processes within three (3) business days.	***	***	***

2	PRODUCTION AND TESTING OF BULK PRODUCT

2.1	*** to Maintain the Master Formula (or Product structure). *** to review and approve.	***	***	***

2.2	*** will maintain approved Specifications.	***	***	***

2.3	Provide consistent Batch identification system for bulk manufacture. Immediately notify *** of any proposed changes to identification system prior to implementation of any such changes.	***	***	***

2.4	Qualify Active Ingredient suppliers.	***	***	***

2.5	Maintain Active Ingredient Specification, and ensure compliance of the Specification with regulatory and compendial requirements.	***	***	***

2.6	Procure Active Ingredient (include Certificate of Analysis, COA, for the Active Ingredient). The Active Ingredient shall have not *** left to expiration upon receipt at AAI. Any exceptions to the above must be approved in writing by AAI.	***	***	***

2.7	Store Active Ingredient.	***	***	***

2.8	Sample Active Ingredient.	***	***	***

2.9	Validate and/or transfer test method for Active Ingredient to ***. *** to approve the analytical method.	***	***	***

2.10	Analyze Active Ingredient (include documentation, COA).	***	***	***

2.11	Release Active Ingredient.	***	***	***

2.12	Retain reference samples of Active Ingredient for a *** Product expiration date, of the last lot using each batch of API.	***	***	***

2.13	Qualify inactive substance suppliers in accordance with ***. Qualification does not include on-site audits.	***	***	***

2.14	Procure inactive substances (include COA).	***	***	***

2.15	Store inactive substances.	***	***	***

NO.	RESPONSIBILITIES	N/A	Medicis	AAI
2.16	Sample inactive substances.	***	***	***

2.17	Validate and/or transfer test methods for the inactive substances to ***.	***	***	***

2.18	Analyze inactive substances (include documentation, COA).	***	***	***

2.19	Release inactive substances.	***	***	***

2.20	Perform Process Validation. *** to review and approve.	***	***	***

2.21	Perform Cleaning Validation. *** to review and approve.	***	***	***

2.22	Provide Bill of Materials (BOM) for bulk manufacture. *** to review and approve.	***	***	***

2.23	Provide Manufacturing Transfer Document for transfer within ***.	***	***	***

2.23A	Review and approve the Manufacturing Transfer Document	***	***	***

2.24	Prepare Manufacturing Instructions (Production Operating Instructions). *** to review and approve.	***	***	***

2.25	*** will maintain Specification for bulk Product and ensure compliance of the Specification with regulatory and compendial requirements. *** will maintain approved Specifications.	***	***	***

2.26	Produce bulk Product (include Batch documentation).	***	***	***

2.27	Document, investigate and resolve deviations from approved manufacturing instructions or Specifications. *** to review and approve all deviations. *** to be notified within two (2) business days of discovery of a deviation.	***	***	***

2.28	Not to reprocess or salvage any partially processed or fully processed materials without the written consent of *** unless such activities are expressly allowed in applicable approved regulatory documents.	***	***	***

2.29	Develop bulk Product sampling plan.	***	***	***

2.29A	Review and approve the Product sampling plan.	***	***	***

2.31	Validate and/or transfer test method for bulk Product to ***. *** to approve analytical method.	***	***	***

2.32	Analyze bulk Product.	***	***	***

2.33	Approve bulk Product for packaging.	***	***	***

2.34	Produce Certificate of Analysis for bulk Product.	***	***	***

2.35	Retain reference samples of bulk Product for the period of time specified in AAI’s Standard Operating Procedures.	***	***	***

NO.	RESPONSIBILITIES	N/A	Medicis	AAI
2.36	Perform manufacturing facility, equipment and instrument qualification, preventive maintenance and calibration.	***	***	***

2.37	Perform laboratory facility, equipment and instrument qualification, preventive maintenance and calibration.	***	***	***

2.38	Perform stability storage and testing of bulk Product as requested by *** in accordance with the Manufacturing Terms or other service estimate.	***	***	***

3.	INSPECTION, PACKAGING OF FINISHED PRODUCT

3.1	Maintain finished Product Specification, and ensure compliance of the Specifications with regulatory and compendial requirements.	***	***	***

3.2	Provide Batch identification system for finished Product.	***	***	***

3.3	Provide artwork and labeling text (blister, carton, leaflet, label, etc.) to ***.	***	***	***

3.4	Perform labeling review and approval.	***	***	***

3.5	Medicis will provide Specifications for packaging materials, and ensure compliance of the Specifications with regulatory and compendial requirements. *** will maintain approved Specifications.	***	***	***

3.6	Validate and/or transfer test method(s) for Product packaging materials to ***. *** to approve analytical methods.	***	***	***

3.7	Qualify packaging component and labeling suppliers in accordance with AAI policies. Qualification does not include on-site audits.	***	***	***

3.8	Procure packaging materials.	***	***	***

3.9	Analyze packaging materials.	***	***	***

3.10	Release packaging materials.	***	***	***

3.11	Retain samples of labeling materials for a *** Product expiry date. [NOTE: Other packaging materials need not be retained separately since they are part of the finished Product retains].	***	***	***

3.12	Perform Packaging Validation. *** to review and approve.	***	***	***

3.13	*** will provide Bill of Materials (BOM) for packaging. *** to review and approve.	***	***	***

3.14	*** will prepare Packaging Instructions (Production Operating Instructions for packaging). *** to review and approve.	***	***	***

3.15	Perform packaging operations (include documentation).	***	***	***

3.16	Perform in-process controls during packaging (include documentation).	***	***	***

3.17	Develop finished Product sampling plan consistent with the Manufacturing	***	***	***

NO.	RESPONSIBILITIES	N/A	Medicis	AAI

Terms for retain and stability samples. Provide finished Product release sampling plan for *** review and approval.

3.18	Sample finished Product including retain samples, stability samples, release samples, and customer samples.	***	***	***

3.19	Retain reference samples of finished Product for a *** past Product expiry date.	***	***	***

3.20	Reconcile packaging materials.	***	***	***

3.21	Perform manufacturing facility, equipment and instrument qualification, preventive maintenance and calibration.	***	***	***

3.22	Perform laboratory facility, equipment and instrument qualification, preventive maintenance and calibration.	***	***	***

3.23	Document, investigate and resolve any deviations from approved packaging instructions or Specifications. *** to review and approve all deviations. Notify Medicis within two (2) business days of discovery of deviations.	***	***	***

4.	TESTING AND RELEASE OF FINISHED PRODUCT

4.1	Validate and/or transfer test method(s) for finished Product to ***. *** to review and approve.	***	***	***

4.2	Perform laboratory equipment and instrument qualification, preventive maintenance and calibration.	***	***	***

4.3	Analyze finished Product.	***	***	***

4.4	*** to approve shipment of finished Product to Medicis.*** to release Product for distribution.	***	***	***

4.5	Review Batch Record including all pertinent documentation and data. Provide copy to *** for review.	***	***	***

4.6	Produce Certificate of Analysis for finished Product testing.	***	***	***

4.7	Perform stability storage and testing as requested by *** in accordance with the Manufacturing Terms or other service estimate. Notify Medicis immediately within one (1) business day, if the Product fails to meet Specifications during stability testing.	***	***	***

4.8	Stability Testing Protocol

	Define protocol requirements.	***	***	***

	For each packaging configuration, place the*** production Batches of Product on stability and *** annually.	***	***	***

	Pull stability samples as per the approved stability protocol. Provide reviewed/approved test results to *** within *** of completion of testing.	***	***	***

NO.	RESPONSIBILITIES	N/A	Medicis	AAI

	Perform stability facility, equipment and instrument qualification, preventive maintenance and calibration.	***	***	***

4.9	Establish approved expiration date.	***	***	***

4.10	Adverse Events and Product Complaints	***	***	***

*** shall document Product complaints and adverse event claims. *** shall notify the other’s key contact as specified in the Manufacturing Terms following receipt of any Adverse Event or Product Complaint.
		***	***	***

*** shall promptly investigate any such complaints. *** shall provide *** with a summary of its investigation as soon as practicable, but in no event later than ***. Complaints designated by *** as “high priority complaints” shall be investigated by *** within ***.
		***	***	***

	*** shall respond to regulatory agencies and reporters and shall be responsible for all activities relating to medical surveillance.	***	***	***

	Complete follow-up corrective action.	***	***	***

4.11	Visually examine retain reference samples of finished Product annually. Investigate if required. Report all results to ***.	***	***	***

4.12	Perform Annual Product Review. Provide copies of all information supporting annual Product reporting to ***.	***	***	***

4.13	Prepare annual Product report and file with applicable regulatory agencies.	***	***	***

4.14	Product Recall

	Decide to initiate recall.	***	***	***

	Notify appropriate regulatory agencies.	***	***	***

	Manage recall.	***	***	***

	Reconcile returned Product.	***	***	***

4.15	Responsibility to Authorities

	Liaison with Regulatory Authorities for approval, maintenance and updating of drug application.	***	***	***

Liaison with Regulatory Authorities for any site visits related to the Products produced for Medicis. *** to notify *** promptly within no more than one (1) business day after being contacted regarding such site visits.
		***	***	***

NO.	RESPONSIBILITIES	N/A	Medicis	AAI

	Maintain safety/hazard and handling data on Products and Active Ingredient.	***	***	***

	Maintain safety/hazard and handling data on Components.	***	***	***

4.16	Special test requirements (specify):	***	***	***

4.17	Maintain all Batch Records for a *** Product expiry date and supply copies (true or electronic) of all such records to *** on request.	***	***	***

5	STORAGE AND TRANSPORTATION OF BULK PRODUCT, FINISHED PRODUCT AND WASTE DISPOSAL

5.1	Store bulk Product up to packaging.	***	***	***

5.2	Store finished Product after release by Medicis.	***	***	***

5.3	Store all materials under appropriate conditions of temperature, humidity, light and cleanliness and in a manner to avoid deterioration, theft, interference and Product contamination.	***	***	***

6	DOCUMENTATION

6.1	Provide *** with complete copies of Process Validation reports for the *** of each Product.	***	***	***

6.2	Provide *** with complete copies of Packaging Validation reports for each Product.	***	***	***

6.3	Provide the following documentation to *** for each Batch:

	Executed Batch record, including copies of labeling documenting expiration date and lot number	***	***	***

	Test results for Active Ingredient and Components (upon request)	***	***	***

	Manufacturing release summary: Certificate of Compliance (COC) statement indicating Product conformance with cGMP, signed by the responsible Quality individual performing Product approval	***	***	***

	If Product release testing is performed by ***, testing release summary, Certificate of Analysis (COA), including:	***	***	***

- Tests performed

- Test methods used

- Test Specifications

- Test results including retest results if required

- Date of release

- Signature of responsible Quality individual performing testing release

Medicis Pharmaceutical Corporation	AAIPharma Inc.
Quality Assurance Approval:

Name: Terri Magee	Name:
(Print/Type)	(Print/Type)
Title: Director of QC	Title:

Signature:	Signature:

Date:	Date:

AAIPharma Inc.
Executive Approval:

Name:
(Print/Type)
Title: